EXHIBIT 99.2

Business Strategy – 2009

Tecumseh Products Company

Investor Presentation, July 2009

Forward-Looking Statement

This presentation contains certain statements regarding the Company’s plans and expectations, which are forward-
looking statements and are made pursuant to the Safe Harbor provision of the Securities Litigation Reform Act of 1995.

These forward-looking statements reflect the Company’s views at the time such statements are made, with respect to the
Company’s future plans, objectives, events and financial results such as revenues, expenses, income, earnings per share, operating margins, financial position, expected results of operation and other financial items, as well as industry trends and observations.

In addition, words such as estimate, expect, intend, should, could, will and variations of such words and similar expressions are intended to identify forward-looking statements.

These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements.

In addition, this document presents a number of initiatives with possible implications on the activities of the Company’s subsidiaries around the world.  These initiatives are in various phases of development, and each has been or will be assessed by management to establish its feasibility and financial impact.  Once and if each initiative is established, implementation will be executed in full compliance with the laws of the relevant countries of operation.

Risk factors exist and new risk factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements. In addition to the foregoing, several risk factors are discussed in the Company’s most recently filed Annual Report on Form 10-K and other SEC filings, under the titles “Risk Factors” or “Cautionary
Statements relating to Forward-Looking Statements” and those discussions regarding risk factors as well as the discussion of forward-looking statements in such sections are incorporated by reference in this presentation.

Progress over last 18 months

Strategy and actions taken

Financial results

Tecumseh

Focus on hermetic reciprocating compressors for Commercial and R+F

Exclude integrated appliance producers

We made progress against 2008 initiatives

New global processes implemented:

Tecumseh Production System

New product development

Product and service portfolio management

Supply chain

Margin management

Global implementation of basic Oracle
complete

Best Cost Country implementation in
process

Migrating volumes from Europe to Brazil

Migrating volumes from NA to Brazil / India

Mexico condensing unit facility opened

Reducing levels of vertical integration by
outsourcing non-core manufacturing to
lower-cost sources

Laminations

Machining

Stamping

Castings

Expanding offering in high-growth, high-
margin applications

Strengthening the team across regions /
functions … focus on people

Last July we told you what needed to be done …

… and we’ve been busy!

And we began executing a longer-term strategy

Growing profitable product lines:

Scroll – beginning to take orders for
compressors and condensing units

Masterflux ® (variable speed) – growing
position

Silensys ® (condensing unit) – growing
position

Investing in new products and services:

Reciprocating – enhancing and rationalizing

Rotary – expanding

Scroll – expanding

Masterflux – expanding

Condensing units – enhancing

Application development – expanding

Optional extended warranty protection – new
offering

Operating profit and net income: sharp
volume decline (recession) drove lower-
than-desired results

More effectively managing working capital:

Jun ’08: Inv $156 MM

Mar ’09: Inv $112 MM

In December we outlined a long-term path …

… and we’ve made progress!

After an encouraging 1H’08, the recession has
depressed recent results

When
volumes
come back,
we expect
target
profitability

Financial results then (2007) …

Now …

Impacted severely by
global recession

2007

1H'08

2H'08

1Q'09

Net sales

1,116.8

549.0

419.9

148.1

Cost of sales

976.9

469.9

397.8

138.8

Selling and administrative expenses

130.8

65.9

62.9

32.2

Impairments, restructuring charges, and
other items

7.2

3.8

39.7

5.9

Operating income (loss)

% of Sales

1.9

0.2%

9.4

1.7%

(80.5)

(19.2%)

(28.8)

(19.4%)

Interest expense

22.3

13.5

10.9

2.9

Interest income and other, net

6.2

5.1

4.6

0.8

Income (loss) from continuing operations
before taxes

(14.2)

1.0

(86.8)

(30.9)

Tax (benefit) expense

(8.2)

0.8

(6.7)

(6.4)

Income (loss) from continuing operations

(6.0)

0.2

(80.1)

(24.5)

Income (loss) from discontinued operations,
net of tax

(172.1)

25.8

3.6

0.6

Net income (loss)

(178.1)

26.0

(76.5)

(23.9)

Volume (MM units)

16.1

7.8

6.0

2.4

Ending Cash

76.8

178.6

113.1

88.0

Beginning to show
improvement

*   Controllable SG&A reduced by $15.2 MM (2007 vs. 2009 run-rate), but offset by fees outside the course of ordinary business ($17.7 MM in
2008, $3.3 MM in 1Q’09)

** Cash reduction includes working capital settlement to Platinum Equity of $13.1 MM in Mar ’09, related to Engine & Powertrain business

*

*

*

*

**

Location

2008

2009

2010

FROM

TO

Project

IRR

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

USA

India

AK (3)

58%

RK (9)

42%

AW (8)

113%

AV (7)

137%

Brazil

AE (1)

>200%*

MX (--)

579%

Mexico

CU (2)

82%

France

Brazil

AE (--)

>200%*

India

Capability Build

TP (4)

128%

TW (5)

Project 12

Project 13

Project 10

--

Project 14

--

Project 15

--

Project 17

--

Project 6

--

Project 11

--

Project 16

--

Project 18

--

Project 19

--

Project 20

--

Project 21

--

Meanwhile, we continued implementing our Best
Cost Country strategy

Presented in Dec 2008

We adapted the original
BCC strategy to current
economic conditions to
carefully preserve capital

* No capital but significant savings associated with AE move

Ramp Up

Begun

Begun

Begun

Approved

Vision

Ramp up

Complete

Ramp up

Begun

Begun

Delayed

Complete

Complete

Delayed

Vision

Vision

Vision

Vision

Vision

Vision

Approved

Begun

The New Tecumseh

Vision

Markets and products

Operations and culture

Our goals … restore the Tecumseh brand promise

To be the SUPPLIER OF CHOICE ...

That deliversPROFITABILITY
improvement and revenueGROWTH in
markets we serve (Commercial, R&F and
AC) …

And to be recognized as theGLOBAL
LEADER IN COMMERCIAL
REFRIGERATION.

Our products and our customers’ applications

Compressors

Condensing Units

Customer Applications

Scroll

7,400 – 44,000 btu/h*

Rotary

5,000 – 32,000 btu/h

Reciprocating

200 – 72,000 btu/h

Silensys ®
1,000 – 115,000 btu/h

Specialty AC
and Heat
Pump:

Rotary, Scroll

Household
Refrigerator &
Freezer:

Small

Reciprocating

Commercial
Applications:

Recip, Scroll, Rotary

* Expanding to 150,000 btu/h

Outdoor
7,800 – 72,000 btu/h

Celseon ®
360 – 70,000 btu/h

Tecumseh

Applications and Sub-Categories

Channels

We participate across compressor applications

Tecumseh Hermetic Compressor Market Applications

Specialty AC

Residential

Ducted / Unitary

Room air

Mini-split

Multi-split

Dehumidifier

Light Commercial

Mini-split

Multi-split

Ducted / Unitary

PTAC / PTHP

Household R&F

Refrigerator

Top mount (No frost /
direct cool)

Bottom mount

Side by side

Built in

Under counter

Single door (direct
cool & frost-free)

Freezer

Upright

Chest

OEM primarily, some distribution for repair

Display Case

Food

Bottle coolers

Storage only

Merchandisers

Reach-in / Walk-in

Commercial Refrigeration

Ice Machine

Beverage dispenser

Water coolers

Water fountains

Beverage

Other & Parts

Vending Machines

Bulk milk

Cryogenic

Soft serve

Lab chillers

Medical / Pharma

Transport

FOW

Trucks

Trains

Aircraft

Military

Electronics / Telecom

OEM and distribution – new, repair
and design / build

Industrial / Process

Chillers

Other

China
2%
Other
Asia
14%
Europe
32%
North
America
21%
South
America
31%

Commercial
Refrigeration,
54%

Household
R&F, 33%

Our sales mix covers most applications and regions

Revenue by Application (2008)

Specialty AC,
13%

Revenue by Region (2008)

Tecumseh is the only major manufacturer to offer all three hermetic compressor technologies: reciprocating, rotary and scroll

North
America

South
America

Europe &
Africa

India, ME
and Asia

China

Commercial
Refrigeration

Grow

Defend

Grow

Grow

Enter

Specialty AC

Enter

Grow

Enter

Grow

Maintain

Refrigerators
and Freezers

Maintain

Defend

Maintain

Grow

TBD

We clarified market strategies by region and
application

Legend:

Enter           = Develop meaningful market presence

Grow           = Expand current market share

Defend       = Protect our current #1 or #2 position

Maintain    = Limited investment, fulfill profitable orders

(Heat pump focus)

= Highly attractive, strong opportunities

= Moderately attractive

= Less attractive

(Retrofit / Distr.)

Reciprocating
Mini
Med
Large
Multi Cyl.
Rotary
Other
FEWER
MORE
MORE

TH
(TH / AZ)

R&F, Com’l

Cost savings

Family rationalization (eliminate
redundancy from decentralized
operating model)

Performance improvement (sound,
efficiency)

TS

R&F

New AE
(AE / TW / TP)

R&F, Com’l

New AK
(AK / TY)

Com’l

AJ

Com’l

New AW
(AW / AH / AV)

Com’l, AC

AG

Com’l

RG / HG

AC

New families

Expand offering (refrigerants,
cooling capacity)

RK / HK

AC, Com’l

RV

AC, Com’l

RN

AC

VS (Scroll)

Com’l

Build out full range offering

MX (Var. Speed)

Com’l

Expand Masterflux ® offering

Cond. Units

Com’l

Expand Silensys ® and Celseon ®

AZ

TH

TS

AE

TW

TP

AK

TY

AJ

AW

AH

AV

AG

RG / HG

RK / HK

MX

Cond. Units

We defined a clear product vision and globally
branded product platforms

Historical

Improved Offering and Development Vision

Our Best Cost Country Visionwill help us achieve
world class manufacturing

North America

Europe

Latin America

Asia

TH

TS

New AE

New AK

TH

New AK

New AE

New AW

AG

Best Cost Country Vision

Manufacturing will continue shifting toward
Best Cost Country locations

All regions maintain late stage
customization (LSC)

Balance customer responsiveness, cost
and inventory

Canada

USA

Mexico

Brazil

France

E. Europe

Late stage customization (LSC)

Condensing Units (CU’s)

Late stage customization (LSC)

Condensing Units (CU’s)

India

China

RK / HK

RV

RN

VS

LSC & CU’s

RG / HG

MX

LSC & CU’s

The New Tecumseh … 2009 and Beyond

One Company – all regions sell the entire
Tecumseh brand to all customers within their
region

Best Cost Country Footprint – products are
manufactured to world class standards in Best
Cost locations

Worldwide Product and Services – complete
technology offerings to serve current and future
customer needs across all market applications

Worldwide Supply Chain Strategy –
standardizing product platforms

Standardized Processes and Systems –
Tecumseh Production System, global product
development process, integrated sales and
marketing process, etc.

Transformation – business processes and culture

Tecumseh 2007 and Prior

Four regional, independent and
fully vertically integrated
compressor companies

Regional sales organizations
focused primarily on selling what
was designed and manufactured
within their region

Regional product development
organizations resulted in regional
product variants, making global
sourcing impossible

Each regional company had
independent and incompatible data
systems

Financial expectations

Projections and assumptions

Risk management

1,000
800
600
400
200
0
Revenue ($ MM)
Revenue
250
200
150
100
50
0
-50
-100
SG&A, Restructuring, Op. Inc., EBITDAR ($ MM)
2008
2009P
2010P
2011P
2012P

Projections

We expect good profitability as volume recovers

Key Assumptions

Volume recovers gradually
from recession, reaching
13.7 MM (~’08 level) by 2012

Dollar weakens slightly

Brazil Real strengthens to
1.90 / USD by 2010

Indian Rupee strengthens to
45 / USD by 2010

Euro maintains strength at
$1.39 / EUR by 2010

BCC implementation finishes
in 2011; then 2012
represents future steady
state*

Product cost improvements
sufficient to maintain share at
current gross margin

No inflation (pricing and
costs flat) and no mix shift
from 1Q’09

Inventory reduction through
2009, then constant days
W/C during 2010-2012

SG&A

Restructuring

EBITDAR

Op. Inc. (EBIT)

Ending
Cash:

$111 MM

102

106

107

141

-7%

-15%

0%

2%

5%

2%

-5%

7%

8%

10%

We will emphasize profitability improvement over top-line growth

Revenue and Profitability

* These figures are based on working hypotheses, and express a potential outcome of the Company’s possible initiatives. Once and if each initiative is established, implementation will be executed in full compliance with the laws of the relevant countries of operation.

Operating Income ($ MM)
150
100
50
0
-50
-100
-150
-200
2008 A
Volume
Over Head
SG&A*
Restructuring (change)
Other / Currency
2009 P
Volume
Over Head
SG&A*
SCC Savings
Restructuring (change)
Other / Currency
2012 P
2008A
2009P
2012P

2010-2012

Profitability will be driven by cost reduction, return
of volume and BCC implementation

2009

Strategic Imperatives

Fixed cost reduction

SG&A reduction*

BCC implementation

Strategic Imperatives

Regain volume

BCC implementation

* Impact of SG&A reductions is partly masked in 2009 due
to expenses outside ordinary course of business

Operating Income Evolution

Cash and Equivalents ($ MM)
300
250
200
150
100
50
0
2008 A
Inc. from Cont. Ops., before Restructuring
Depreciation & Non-Cash Income
Working Capital (A/R + Inv – A/P)
Capital Expenditure
Restructuring for BCC
Pension Reversion
US Income Tax Recovery
Other
2009 P
Inc. from Cont. Ops., before Restructuring
Depreciation & Non-Cash Income
Working Capital (A/R + Inv – A/P)
Capital Expenditure
Restructuring for BCC
Brazil VAT Tax Recovery
Other
2012 P
2008A
2009P
2012P

We expect to use cash this year, but to be in a
stronger cash position by 2012

Cash Position Evolution

2010-2012

2009

Working capital
growth with volume
recovery

Aggressive
inventory reduction
and working capital
decline with volume

Excludes discontinued operations

Revenue ($ MM)
Operating Inc ($ MM)
1,500
1,200
900
600
300
0
150
120
90
60
30
0
-30
-60
-90
-120
Strong Dollar
2008
2009V
2010V
2011V
2012V

Revenue ($ MM)
Operating Inc ($ MM)
1,500
1,200
900
600
300
0
150
120
90
60
30
0
-30
-60
-90
-120
2008
2009V
2010V
2011V
2012V

Currency and volume fluctuations (among other
factors) may significantly impact results

Sensitivity Analysis

Currency Sensitivity

Weak

Expected

Strong

BRL

1.55

1.90

2.50

INR

35

45

60

EUR

$1.60

$1.39

$1.10

US Dollar (2010-2012)

Sensitivity Assumptions

Operating
Income

Strong Dollar

Expected

Weak Dollar

Revenue

Expected

Weak Dollar

-7%

-15%

0%

2%

5%

2%

-2%

-1%

6%

2%

10%

Volume Sensitivity

Rapid
Recovery

Expected

Prolonged Recession

Revenue

Expected

Rapid
Recovery

Operating
Income

Prolonged
Recession

Expected

Rapid
Recovery

Vol. (MM)

10.6

13.7

16.8

Volume in 2012

Sensitivity Assumptions

-7%

-17%

0%

2%

5%

3%

-4%

-4%

6%

-1%

10%

-15%

-13%

Risks and mitigating actions

Potential Risks

Mitigating Actions

Economic crisis lingers; delayed
return to pre-recession volumes

Careful monitoring and evaluation of each project associated with BCC strategy to ensure appropriate cash returns and preservation of capital. Stay alert for signs of prolonged recession and cut overheads further if warranted

New trade restrictions -
governments seek policy
solutions to economic crisis

Maintaining manufacturing operation capability in all global regions helps to offset potential trade risk by ensuring that local content can be added to our products in every region

Currency shifts

Utilizing two Best Cost Countries – Brazil and India – we have created the potential for a natural hedge and can shift volumes between sources if currencies move in unfavorable directions

Competitor reactions

Competitors are executing similar strategic shifts in production – Embraco scaling back Brazil production, Danfoss rationalizing capacity in Western
Europe and shifting to Eastern Europe and China. Tecumseh sales strategy must be careful to maintain existing share levels while pursuing new share opportunities

Reacting to regional customer
service demands

Maintain late stage customization capability within each region;
Comprehensive global supply chain strategy

Startup difficulty

Maintaining current production facilities until new lines are operational; moves that require only scheduling are in progress; addressing supply-base development requirements for outsourcing

Changes in corporate
governance

Provide adequate information to shareholders to highlight the important elements of the strategy

Product innovation requirements

Stay abreast of market trends and capitalize on potential changes in market requirements (e.g., political, green initiatives)

Company Overview

Overview

FOUNDED .. 1934 in Tecumseh, Michigan

HEADQUARTERS .. Completed move of global HQ to Ann Arbor, Michigan during 2H’08

EXCHANGE LISTING .. TECUA (Class A non-voting shares), TECUB (Class B voting shares)
on NASDAQ

CORE COMPETENCY .. Independent, global manufacturer of hermetic compressors, condensing units and systems for use in residential and commercial refrigeration and air conditioning applications. The company’s current and future product portfolio includes a complete line of reciprocating, rotary and scroll compressors ranging in capacity from 1/15th to
15 horsepower. Products are currently manufactured in four continents and are sold globally through a network of sales professionals, authorized wholesalers and licensed distributors.

ADDRESSABLE END MARKET .. Four primary applications:

Commercial refrigeration applications and aftermarket distribution

Household refrigerators and freezers

Residential and light commercial non-ducted air conditioning systems (room AC, PTAC /
PTHP, wall hung units)

Specialty applications (electronics and telecommunications cooling, transport AC and refrigeration)

Top customers

Commercial Refrigeration

and Distribution

Household Refrigerator
and Freezer

Specialty Air
Conditioning

Carrier

Whirlpool

Al Zamil

True Manufacturing

Electrolux

National Factory for AC

United Refrigeration

Bosch Siemens

Johnstone Supply

Mabe

Metalfrio

Esmaltec

Comments:

Customers in bold are our top 5 (comprising approximately 20% of sales)

Top customer is approximately 8% of sales

After top 5, no customer is greater than 3% of sales

Approximately 1,200 customers

5-star energy rated in most R&F markets

Tecumseh

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Top competitors

Region

Commercial
Refrigeration

Household
Refrigerator
and Freezer

Specialty Air
Conditioning

NORTH AMERICA

Copeland Corp. (sub of Emerson Electric, NYSE: EMR)

Embraco, S.A.  (sub of Whirlpool– NYSE: WHR)

Danfoss

Cubigel (spin-off from ACC)

LATIN AMERICA

Embraco, S.A.

Emerson Climate Tech. (Emerson Electric)

EUROPE

Cubigel (spin-off from ACC)

Danfoss

Emerson Climate Technologies

Embraco, S.A.

ACC Group

EAST ASIA / Middle East

Emerson Climate Technologies

Carrier Aircon Ltd. (sub of United Tech. NYSE: UTX)

Godrej

Videocon

Important Proxy Information:

    Tecumseh Products Company has filed a definitive proxy statement/prospectus and other relevant documents concerning the annual meeting with the United States Securities and
Exchange Commission (“SEC”) on July 10, 2009. Before soliciting proxies, the Company will provide shareholders with the definitive proxy statement/prospectus. The Company advises shareholders to read the definitive proxy statement/prospectus because it contains important information about the company and certain proposals to be presented to a vote of shareholders at its 2009 annual meeting. Shareholders may obtain free copies of the definitive proxy statement/prospectus and other documents the company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement/prospectus by accessing www.tecumseh.com. In addition, shareholders may obtain a free copy of the definitive proxy statement by contacting Georgeson Inc. toll free at (866) 203-
1198 (banks and brokers call (212) 440-9800).

    The company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the annual meeting. Information about the participants is set forth in the definitive proxy statement/prospectus. Information about the participants’ direct or indirect interests in the matters to be considered at the annual meeting is also contained in the proxy statement/prospectus referred to above.